Exhibit 99.1
Live Oak Bancshares, Inc. Reports Fourth Quarter 2024 Results
WILMINGTON, NC, January 22, 2025 - Live Oak Bancshares, Inc. (NYSE: LOB) (“Live Oak” or “the Company”) today reported fourth quarter of 2024 net income attributable to the Company of $9.9 million, or $0.22 per diluted share. Net income attributable to the Company for the year ended December 31, 2024, totaled $77.5 million, or $1.69 per diluted share.
Live Oak’s performance in 2024, includes these notable items:
•Record year of $5.16 billion of loan production accompanied by strong deposit growth of $1.49 billion, total assets grew by 14.8% to $12.94 billion
•9% growth in revenue and 3% reduction in noninterest expenses generated 38% growth in pre-provision net revenue1
•Increased provision expense for credit losses of $44.9 million, or 87.5%, driven by record loan growth combined with the impacts of the current macroeconomic environment
•Two key initiatives saw positive momentum — non-interest bearing deposit growth and small dollar loan production
“Live Oak Bank’s fourth quarter performance demonstrates our continued trajectory to grow the company in service of America’s small business owners,” said Live Oak Chairman and CEO James S. (Chip) Mahan III. “This year, we expanded loan and deposit products in meaningful ways, stayed close to our borrowers through challenges, and leveraged our greatest asset, our employees, to produce strong results across the year.”
Conference Call
Live Oak will host a conference call to discuss the company's financial results and business outlook tomorrow, January 23, 2025, at 9:00 a.m. ET.
The call will be accessible by telephone and webcast using Conference ID: 33467. A supplementary slide presentation will be posted to the website prior to the event, and a replay will be available for 12 months following the event. The conference call details are as follows:
Live Telephone Dial-In
U.S.: 800.549.8228
International: +1 289.819.1520
Pass Code: None Required
Live Webcast Log-In
Webcast Link: investor.liveoakbank.com
Registration: Name and Email Required
Multi-Factor Code: Provided After Registration

(1)See accompanying GAAP to Non-GAAP Reconciliation.

Year Over Year Highlights

(Dollars in thousands, except per share data)			Increase (Decrease)
	2024	2023	Dollars	Percent
Total revenue (1)	$499,686	$457,038	$42,648	9%
Total noninterest expense	314,239	322,885	(8,646)	(3)
Income before taxes	89,235	82,830	6,405	8
Effective tax rate	13.2%	10.8%	n/a	n/a
Net income attributable to Live Oak Bancshares, Inc.	$77,474	$73,898	$3,576	5%
Diluted earnings per share	1.69	1.64	0.05	3
Loan and lease production:
Loans and leases originated	$5,155,244	$3,946,873	$1,208,371	31%
% Fully funded	44.2%	55.1%	n/a	n/a
Total loans and leases:	$10,579,376	$9,020,884	$1,558,492	17%
Total assets:	12,943,380	11,271,423	1,671,957	15
Total deposits:	11,760,494	10,275,019	1,485,475	14
(1)Total revenue consists of net interest income and total noninterest income.

Fourth Quarter 2024 Key Measures

(Dollars in thousands, except per share data)			Increase (Decrease)
	4Q 2024	3Q 2024	Dollars	Percent	4Q 2023
Total revenue (1)	$128,067	$129,932	$(1,865)	(1)%	$119,683
Total noninterest expense	81,257	77,589	3,668	5	93,204
Income before taxes	13,229	17,841	(4,612)	(26)	17,484
Effective tax rate	25.6%	27.0%	n/a	n/a	7.6%
Net income attributable to Live Oak Bancshares, Inc.	$9,900	$13,025	$(3,125)	(24)%	$16,163
Diluted earnings per share	0.22	0.28	(0.06)	(21)	0.36
Loan and lease production:
Loans and leases originated	$1,421,118	$1,757,856	$(336,738)	(19)%	$981,703
% Fully funded	42.4%	42.4%	n/a	n/a	49.0%
(1)Total revenue consists of net interest income and total noninterest income.

Important Note Regarding Forward-Looking Statements
Statements in this press release that are based on other than historical data or that express the Company’s plans or expectations regarding future events or determinations are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. Statements based on historical data are not intended and should not be understood to indicate the Company’s expectations regarding future events. Forward-looking statements provide current expectations or forecasts of future events or determinations. These forward-looking statements are not guarantees of future performance or determinations, nor should they be relied upon as representing management’s views as of any subsequent date. Forward-looking statements involve significant risks and uncertainties, and actual results may differ materially from those presented, either expressed or implied, in this press release. Factors that could cause actual results to differ materially from those expressed in the forward-looking statements include changes in Small Business Administration (“SBA”) rules, regulations or loan products, including the Section 7(a) program, changes in SBA standard operating procedures or changes in Live Oak Banking Company's status as an SBA Preferred Lender; changes in rules, regulations or procedures for other government loan programs, including those of the United States Department of Agriculture; the impacts of global health crises and pandemics, such as the Coronavirus Disease 2019 (COVID-19) pandemic, on trade (including supply chains and export levels), travel, employee productivity and other economic activities that may have a destabilizing and negative effect on financial markets, economic activity and customer behavior; adverse developments in the banking industry highlighted by high-profile bank failures and the potential impact of such developments on customer confidence, liquidity, and regulatory responses to these developments; a reduction in or the termination of the Company's ability to use the technology-based platform that is critical to the success of its business model, including a failure in or a breach of operational or security systems or those of its third party service providers; technological risks and developments, including cyber threats, attacks, or events; competition from other lenders; the Company's ability to attract and retain key personnel; market and economic conditions and the associated impact on the Company; operational, liquidity and credit risks associated with the Company's business; changes in political and economic conditions, including any prolonged U.S. government shutdown; the impact of heightened regulatory scrutiny of financial products and services and the Company's ability to comply with regulatory requirements and expectations; a deterioration of the credit rating for U.S. long-term sovereign debt, actions that the U.S. government may take to avoid exceeding the debt ceiling, and uncertainties surrounding the debt ceiling and the federal budget; adverse results, including related fees and expenses, from pending or future lawsuits, government investigations or private actions; and the other factors discussed in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) and available at the SEC’s Internet site (http://www.sec.gov). Except as required by law, the Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.
About Live Oak Bancshares, Inc.
Live Oak Bancshares, Inc. (NYSE: LOB) is a financial holding company and the parent company of Live Oak Bank. Live Oak Bancshares and its subsidiaries partner with businesses that share a groundbreaking focus on service and technology to redefine banking. To learn more, visit www.liveoakbank.com.
Contacts:
Walter J. Phifer, CFO | Investor Relations | 910.202.6926
Claire Parker | Corporate Communications | Media Relations | 910.597.1592

Live Oak Bancshares, Inc.
Quarterly Statements of Income (unaudited)
(Dollars in thousands, except per share data)

	Three Months Ended					4Q 2024 Change vs.
	4Q 2024	3Q 2024	2Q 2024	1Q 2024	4Q 2023	3Q 2024	4Q 2023
Interest income						%	%
Loans and fees on loans	$194,821	$192,170	$181,840	$176,010	$169,531	1.4	14.9
Investment securities, taxable	10,490	9,750	9,219	8,954	8,746	7.6	19.9
Other interest earning assets	7,257	7,016	7,389	7,456	8,259	3.4	(12.1)
Total interest income	212,568	208,936	198,448	192,420	186,536	1.7	14.0
Interest expense
Deposits	113,357	110,174	105,358	101,998	96,695	2.9	17.2
Borrowings	1,737	1,762	1,770	311	265	(1.4)	555.5
Total interest expense	115,094	111,936	107,128	102,309	96,960	2.8	18.7
Net interest income	97,474	97,000	91,320	90,111	89,576	0.5	8.8
Provision for credit losses	33,581	34,502	11,765	16,364	8,995	(2.7)	273.3
Net interest income after provision for credit losses	63,893	62,498	79,555	73,747	80,581	2.2	(20.7)
Noninterest income
Loan servicing revenue	8,524	8,040	7,347	7,624	7,342	6.0	16.1
Loan servicing asset revaluation	(2,326)	(4,207)	(2,878)	(2,744)	(3,974)	44.7	41.5
Net gains on sales of loans	18,356	16,646	14,395	11,502	12,891	10.3	42.4
Net gain (loss) on loans accounted for under the fair value option	195	2,255	172	(219)	(170)	(91.4)	214.7
Equity method investments (loss) income	(2,739)	(1,393)	(1,767)	(5,022)	47	(96.6)	(5,927.7)
Equity security investments gains (losses), net	12	909	161	(529)	(384)	(98.7)	103.1
Lease income	2,456	2,424	2,423	2,453	2,439	1.3	0.7
Management fee income	—	1,116	3,271	3,271	3,309	(100.0)	(100.0)
Other noninterest income	6,115	7,142	11,035	9,761	8,607	(14.4)	(29.0)
Total noninterest income	30,593	32,932	34,159	26,097	30,107	(7.1)	1.6
Noninterest expense
Salaries and employee benefits	45,214	44,524	46,255	47,275	44,274	1.5	2.1
Travel expense	2,628	2,344	2,328	2,438	1,544	12.1	70.2
Professional services expense	2,797	3,287	3,061	1,878	3,052	(14.9)	(8.4)
Advertising and marketing expense	1,979	2,473	3,004	3,692	2,501	(20.0)	(20.9)
Occupancy expense	2,558	2,807	2,388	2,247	2,231	(8.9)	14.7
Technology expense	9,406	9,081	7,996	7,723	8,402	3.6	11.9
Equipment expense	3,769	3,472	3,511	3,074	3,480	8.6	8.3
Other loan origination and maintenance expense	4,812	4,872	3,659	3,911	3,937	(1.2)	22.2
Renewable energy tax credit investment impairment (recovery)	1,172	115	170	(927)	14,575	919.1	(92.0)
FDIC insurance	3,053	1,933	2,649	3,200	4,091	57.9	(25.4)
Other expense	3,869	2,681	2,635	3,226	5,117	44.3	(24.4)
Total noninterest expense	81,257	77,589	77,656	77,737	93,204	4.7	(12.8)
Income before taxes	13,229	17,841	36,058	22,107	17,484	(25.9)	(24.3)
Income tax expense (benefit)	3,386	4,816	9,095	(5,479)	1,321	(29.7)	156.3
Net income	9,843	13,025	26,963	27,586	16,163	(24.4)	(39.1)
Net loss attributable to non-controlling interest	57	—	—	—	—	100.0	100.0
Net income attributable to Live Oak Bancshares, Inc.	$9,900	$13,025	$26,963	$27,586	$16,163	(24.0)	(38.7)
Earnings per share
Basic	$0.22	$0.28	$0.60	$0.62	$0.36	(21.4)	(38.9)
Diluted	$0.22	$0.28	$0.59	$0.60	$0.36	(21.4)	(38.9)
Weighted average shares outstanding
Basic	45,224,470	45,073,482	44,974,942	44,762,308	44,516,646
Diluted	46,157,979	45,953,947	45,525,082	45,641,210	45,306,506

Live Oak Bancshares, Inc.
Quarterly Balance Sheets (unaudited)
(Dollars in thousands)

	As of the quarter ended					4Q 2024 Change vs.
	4Q 2024	3Q 2024	2Q 2024	1Q 2024	4Q 2023	3Q 2024	4Q 2023
Assets						%	%
Cash and due from banks	$608,800	$666,585	$615,449	$597,394	$582,540	(8.7)	4.5
Certificates of deposit with other banks	250	250	250	250	250	—	—
Investment securities available-for-sale	1,248,203	1,233,466	1,151,195	1,120,622	1,126,160	1.2	10.8
Loans held for sale	346,002	359,977	363,632	310,749	387,037	(3.9)	(10.6)
Loans and leases held for investment (1)	10,233,374	9,831,891	9,172,134	8,912,561	8,633,847	4.1	18.5
Allowance for credit losses on loans and leases	(167,516)	(168,737)	(137,867)	(139,041)	(125,840)	(0.7)	33.1
Net loans and leases	10,065,858	9,663,154	9,034,267	8,773,520	8,508,007	4.2	18.3
Premises and equipment, net	264,059	267,032	267,864	258,071	257,881	(1.1)	2.4
Foreclosed assets	1,944	8,015	8,015	8,561	6,481	(75.7)	(70.0)
Servicing assets	56,144	52,553	51,528	49,343	48,591	6.8	15.5
Other assets	352,120	356,314	376,370	387,059	354,476	(1.2)	(0.7)
Total assets	$12,943,380	$12,607,346	$11,868,570	$11,505,569	$11,271,423	2.7	14.8
Liabilities and Shareholders’ Equity
Liabilities
Deposits:
Noninterest-bearing	$318,890	$258,844	$264,013	$226,668	$259,270	23.2	23.0
Interest-bearing	11,441,604	11,141,703	10,443,018	10,156,693	10,015,749	2.7	14.2
Total deposits	11,760,494	11,400,547	10,707,031	10,383,361	10,275,019	3.2	14.5
Borrowings	112,820	115,371	117,745	120,242	23,354	(2.2)	383.1
Other liabilities	66,570	83,672	82,745	74,248	70,384	(20.4)	(5.4)
Total liabilities	11,939,884	11,599,590	10,907,521	10,577,851	10,368,757	2.9	15.2
Shareholders’ equity
Preferred stock, no par value, 1,000,000 shares authorized, none issued or outstanding	—	—	—	—	—	—	—
Class A common stock (voting)	365,607	361,925	356,381	349,648	344,568	1.0	6.1
Class B common stock (non-voting)	—	—	—	—	—	—	—
Retained earnings	715,767	707,026	695,172	669,307	642,817	1.2	11.3
Accumulated other comprehensive loss	(82,344)	(61,195)	(90,504)	(91,237)	(84,719)	34.6	(2.8)
Total shareholders' equity attributed to Live Oak Bancshares, Inc.	999,030	1,007,756	961,049	927,718	902,666	(0.9)	10.7
Non-controlling interest	4,466	—	—	—	—	100.0	100.0
Total shareholders’ equity	1,003,496	1,007,756	961,049	927,718	902,666	(0.4)	11.2
Total liabilities and shareholders’ equity	$12,943,380	$12,607,346	$11,868,570	$11,505,569	$11,271,423	2.7	14.8
(1)Includes $328.7 million, $343.4 million, $363.0 million, $379.2 million and $388.0 million measured at fair value for the quarters ended December 31, 2024, September 30, 2024, June 30, 2024, March 31, 2024, and December 31, 2023, respectively.

Live Oak Bancshares, Inc.
Statements of Income (unaudited)
(Dollars in thousands, except per share data)

	Twelve Months Ended
	December 31, 2024	December 31, 2023
Interest income
Loans and fees on loans	$744,841	$623,667
Investment securities, taxable	38,413	33,497
Other interest earning assets	29,118	31,111
Total interest income	812,372	688,275
Interest expense
Deposits	430,887	340,207
Borrowings	5,580	2,763
Total interest expense	436,467	342,970
Net interest income	375,905	345,305
Provision for credit losses	96,212	51,323
Net interest income after provision for credit losses	279,693	293,982
Noninterest income
Loan servicing revenue	31,535	27,399
Loan servicing asset revaluation	(12,155)	4,886
Net gains on sales of loans	60,899	46,545
Net gain (loss) on loans accounted for under the fair value option	2,403	(3,539)
Equity method investments (loss) income	(10,921)	(5,994)
Equity security investments gains (losses), net	553	(969)
Lease income	9,756	10,007
Management fee income	7,658	13,324
Other noninterest income	34,053	20,074
Total noninterest income	123,781	111,733
Noninterest expense
Salaries and employee benefits	183,268	175,052
Travel expense	9,738	8,922
Professional services expense	11,023	7,737
Advertising and marketing expense	11,148	12,559
Occupancy expense	10,000	8,490
Technology expense	34,206	31,858
Equipment expense	13,826	14,997
Other loan origination and maintenance expense	17,254	14,804
Renewable energy tax credit investment impairment	530	14,644
FDIC insurance	10,835	16,670
Other expense	12,411	17,152
Total noninterest expense	314,239	322,885
Income before taxes	89,235	82,830
Income tax expense	11,818	8,932
Net income	77,417	73,898
Net loss attributable to non-controlling interest	57	—
Net income attributable to Live Oak Bancshares, Inc.	$77,474	$73,898
Earnings per share
Basic	$1.72	$1.67
Diluted	$1.69	$1.64
Weighted average shares outstanding
Basic	45,009,567	44,353,708
Diluted	45,820,321	45,094,879

Live Oak Bancshares, Inc.
Quarterly Selected Financial Data
(Dollars in thousands, except per share data)

	As of and for the three months ended
	4Q 2024	3Q 2024	2Q 2024	1Q 2024	4Q 2023
Income Statement Data
Net income attributable to Live Oak Bancshares, Inc.	$9,900	$13,025	$26,963	$27,586	$16,163
Per Common Share
Net income, diluted	$0.22	$0.28	$0.59	$0.60	$0.36
Dividends declared	0.03	0.03	0.03	0.03	0.03
Book value	22.12	22.32	21.35	20.64	20.23
Tangible book value (1)	22.05	22.24	21.28	20.57	20.15
Performance Ratios
Return on average assets (annualized)	0.31%	0.43%	0.93%	0.98%	0.58%
Return on average equity (annualized)	3.85	5.21	11.39	11.93	7.36
Net interest margin	3.15	3.33	3.28	3.33	3.32
Efficiency ratio (1)	63.45	59.72	61.89	66.89	77.88
Noninterest income to total revenue	23.89	25.35	27.22	22.46	25.16
Selected Loan Metrics
Loans and leases originated	$1,421,118	$1,757,856	$1,171,141	$805,129	$981,703
Outstanding balance of sold loans serviced	4,715,895	4,452,750	4,292,857	4,329,097	4,238,328
Asset Quality Ratios
Allowance for credit losses to loans and leases held for investment (3)	1.69%	1.78%	1.57%	1.63%	1.53%
Net charge-offs (3)	$33,566	$1,710	$8,253	$3,163	$4,428
Net charge-offs to average loans and leases held for investment (2) (3)	1.39%	0.08%	0.38%	0.15%	0.22%

Nonperforming loans and leases at historical cost (3)
Unguaranteed	$81,412	$49,398	$37,340	$43,117	$39,285
Guaranteed	222,885	166,177	122,752	105,351	95,678
Total	304,297	215,575	160,092	148,468	134,963
Unguaranteed nonperforming historical cost loans and leases, to loans and leases held for investment (3)	0.82%	0.52%	0.42%	0.51%	0.48%

Nonperforming loans at fair value (4)
Unguaranteed	$9,115	$8,672	$9,590	$7,942	$7,230
Guaranteed	54,873	49,822	51,570	47,620	41,244
Total	63,988	58,494	61,160	55,562	48,474
Unguaranteed nonperforming fair value loans to loans held for investment (4)	2.77%	2.53%	2.64%	2.09%	1.86%

Capital Ratios
Common equity tier 1 capital (to risk-weighted assets)	11.04%	11.19%	11.85%	11.89%	11.73%
Tier 1 leverage capital (to average assets)	8.21	8.60	8.71	8.69	8.58
Notes to Quarterly Selected Financial Data
(1)See accompanying GAAP to Non-GAAP Reconciliation.
(2)Quarterly net charge-offs as a percentage of quarterly average loans and leases held for investment, annualized.
(3)Loans and leases at historical cost only (excludes loans measured at fair value).
(4)Loans accounted for under the fair value option only (excludes loans and leases carried at historical cost).

Live Oak Bancshares, Inc.
Quarterly Average Balances and Net Interest Margin
(Dollars in thousands)

	Three Months Ended December 31, 2024			Three Months Ended September 30, 2024
	Average Balance	Interest	Average Yield/Rate	Average Balance	Interest	Average Yield/Rate
Interest-earning assets:
Interest-earning balances in other banks	$603,758	$7,257	4.78%	$519,340	$7,016	5.37%
Investment securities	1,340,027	10,490	3.11	1,287,410	9,750	3.01
Loans held for sale	339,394	7,361	8.63	409,902	9,859	9.57
Loans and leases held for investment (1)	10,030,353	187,460	7.44	9,354,522	182,311	7.75
Total interest-earning assets	12,313,532	212,568	6.87	11,571,174	208,936	7.18
Less: Allowance for credit losses on loans and leases	(155,498)			(137,285)
Noninterest-earning assets	551,265			567,098
Total assets	$12,709,299			$12,000,987
Interest-bearing liabilities:
Interest-bearing checking	$350,304	$4,350	4.94%	$350,239	$4,892	5.56%
Savings	5,333,338	52,308	3.90	5,043,930	51,516	4.06
Money market accounts	138,021	176	0.51	134,481	190	0.56
Certificates of deposit	5,376,290	56,523	4.18	5,028,830	53,576	4.24
Total deposits	11,197,953	113,357	4.03	10,557,480	110,174	4.15
Borrowings	114,561	1,737	6.03	116,925	1,762	6.00
Total interest-bearing liabilities	11,312,514	115,094	4.05	10,674,405	111,936	4.17
Noninterest-bearing deposits	281,874			237,387
Noninterest-bearing liabilities	83,373			90,079
Shareholders' equity	1,028,426			999,116
Non-controlling interest	3,112			—
Total liabilities and shareholders' equity	$12,709,299			$12,000,987
Net interest income and interest rate spread		$97,474	2.82%		$97,000	3.01%
Net interest margin			3.15			3.33
Ratio of average interest-earning assets to average interest-bearing liabilities			108.85%			108.40%
(1)Average loan and lease balances include non-accruing loans and leases.

Live Oak Bancshares, Inc.
GAAP to Non-GAAP Reconciliation
(Dollars in thousands)

	As of and for the three months ended					For the twelve months ended
	4Q 2024	3Q 2024	2Q 2024	1Q 2024	4Q 2023	2024	2023
Total shareholders’ equity	$1,003,496	$1,007,756	$961,049	$927,718	$902,666
Less:
Goodwill	1,797	1,797	1,797	1,797	1,797
Other intangible assets	1,568	1,606	1,644	1,682	1,721
Tangible shareholders’ equity (a)	$1,000,131	$1,004,353	$957,608	$924,239	$899,148
Shares outstanding (c)	45,359,425	45,151,691	45,003,856	44,938,673	44,617,673
Total assets	$12,943,380	$12,607,346	$11,868,570	$11,505,569	$11,271,423
Less:
Goodwill	1,797	1,797	1,797	1,797	1,797
Other intangible assets	1,568	1,606	1,644	1,682	1,721
Tangible assets (b)	$12,940,015	$12,603,943	$11,865,129	$11,502,090	$11,267,905
Tangible shareholders’ equity to tangible assets (a/b)	7.73%	7.97%	8.07%	8.04%	7.98%
Tangible book value per share (a/c)	$22.05	$22.24	$21.28	$20.57	$20.15
Efficiency ratio:
Noninterest expense (d)	$81,257	$77,589	$77,656	$77,737	$93,204	$314,239	$322,885
Net interest income	97,474	97,000	91,320	90,111	89,576	375,905	345,305
Noninterest income	30,593	32,932	34,159	26,097	30,107	123,781	111,733
Total revenue (e)	$128,067	$129,932	$125,479	$116,208	$119,683	$499,686	$457,038
Efficiency ratio (d/e)	63.45%	59.72%	61.89%	66.89%	77.88%
Pre-provision net revenue (e-d)	$46,810	$52,343	$47,823	$38,471	$26,479	$185,447	$134,153
This press release presents the non-GAAP financial measures. The adjustments to reconcile from the non-GAAP financial measures to the applicable GAAP financial measure are included where applicable in financial results presented in accordance with GAAP. The Company considers these adjustments to be relevant to ongoing operating results. The Company believes that excluding the amounts associated with these adjustments to present the non-GAAP financial measures provides a meaningful base for period-to-period comparisons, which will assist regulators, investors, and analysts in analyzing the operating results or financial position of the Company. The non-GAAP financial measures are used by management to assess the performance of the Company’s business for presentations of Company performance to investors, and for other reasons as may be requested by investors and analysts. The Company further believes that presenting the non-GAAP financial measures will permit investors and analysts to assess the performance of the Company on the same basis as that applied by management. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied, and are not audited. Although non-GAAP financial measures are frequently used by shareholders to evaluate a company, they have limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of results reported under GAAP.